UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2019

L Brands, Inc.
(Exact Name of Registrant
as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of
Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.50 Par Value	LB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Senior Notes Offering (as defined below), the Company entered into a Terms Agreement, dated as of June 5, 2019 (together with the Underwriting Agreement Basic Provisions attached thereto as Annex A, the “Underwriting Agreement”), by and among the Company, the guarantors and the underwriters named therein.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Item 8.01. Other Events.

Cash Tender Offers

On June 5, 2019, the Company issued a press release announcing its commencement of cash tender offers (the “Tender Offers”) for certain outstanding notes issued by the Company.

A copy of the press release announcing the cash tender offers is filed herewith as Exhibit  99.1 and is incorporated by reference herein.

2029 Notes Offering

On June 5, 2019, the Company announced and priced the public offering (the “Senior Notes Offering”) of $500 million aggregate principal amount of its 7.500% senior notes due 2029 (the “Senior Notes”). The Senior Notes are being offered pursuant to the prospectus dated January 29, 2019 (as amended and supplemented), which forms part of the Company’s shelf registration statement on Form S-3 (File No. 333-229414) filed with the Securities and Exchange Commission on January 29, 2019.

Copies of the press releases announcing (i) the Senior Notes Offering and (ii) the pricing of the Senior Notes Offering are filed herewith as Exhibit 99.2 and Exhibit 99.3, respectively, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

1.1	Underwriting Agreement, dated as of June 5, 2019, by and among L Brands, Inc., the guarantors named therein and the underwriters named therein.

99.1	Press Release dated June 5, 2019 entitled “L Brands Launches Tender Offers for 7.000% Notes due 2020, 6.625% Notes due 2021, 5.625% Notes due 2022 and 5.625% Notes due 2023.”

99.2	Press Release dated June 5, 2019 entitled “L Brands Announces Proposed $500 Million Offering of Senior Notes Due 2029.”

99.3	Press Release dated June 5, 2019 entitled “L Brands Prices Senior Notes Offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date: June 6, 2019	By:	/s/ STUART B. BURGDOERFER
Stuart B. Burgdoerfer
Executive Vice President and Chief Financial Officer